American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2050 Portfolio
April 30, 2025

One Choice Blend+ 2050 Portfolio - Schedule of Investments
APRIL 30, 2025 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 59.4%
Avantis U.S. Equity Fund G Class	548,003	9,502,378
Avantis U.S. Small Cap Value Fund G Class	54,778	806,328
Focused Dynamic Growth Fund G Class(2)	96,245	6,429,144
Focused Large Cap Value Fund G Class	612,444	6,240,801
Heritage Fund G Class	56,992	1,561,021
Mid Cap Value Fund G Class	96,600	1,477,985
Small Cap Growth Fund G Class	37,557	818,362
		26,836,019
International Equity Funds — 27.9%
Avantis Emerging Markets Equity Fund G Class	100,218	1,194,599
Avantis International Equity Fund G Class	274,785	3,596,936
Emerging Markets Fund G Class	151,165	1,762,583
Focused International Growth Fund G Class	112,949	2,031,951
Global Real Estate Fund G Class	90,638	1,181,916
International Small-Mid Cap Fund G Class	82,367	833,553
Non-U.S. Intrinsic Value Fund G Class	216,710	2,019,733
		12,621,271
Domestic Fixed Income Funds — 9.2%
Avantis Core Fixed Income Fund G Class	364,388	3,053,572
High Income Fund G Class	92,845	791,039
Inflation-Adjusted Bond Fund G Class	27,459	296,012
		4,140,623
International Fixed Income Funds — 3.5%
Emerging Markets Debt Fund G Class	48,420	432,871
Global Bond Fund G Class	131,054	1,148,035
		1,580,906
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $39,627,056)		45,178,819
OTHER ASSETS AND LIABILITIES — 0.0%		—
TOTAL NET ASSETS — 100.0%		$45,178,819

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended April 30, 2025 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$8,399	$2,313	$943	$(267)	$9,502	548	$(11)	$136
Avantis U.S. Small Cap Value Fund	800	184	—	(178)	806	55	—	34
Focused Dynamic Growth Fund(3)	5,493	1,780	1,073	229	6,429	96	60	—
Focused Large Cap Value Fund	5,667	1,727	814	(339)	6,241	612	(35)	551
Heritage Fund	1,305	370	53	(61)	1,561	57	14	166
Mid Cap Value Fund	1,391	328	116	(125)	1,478	97	(9)	124
Small Cap Growth Fund	767	120	—	(69)	818	38	—	9
Avantis Emerging Markets Equity Fund	1,007	293	90	(15)	1,195	100	(2)	35
Avantis International Equity Fund	3,091	821	493	178	3,597	275	5	126
Emerging Markets Fund	1,503	376	144	28	1,763	151	(7)	33
Focused International Growth Fund	1,693	399	96	36	2,032	113	(3)	16
Global Real Estate Fund	1,050	245	111	(2)	1,182	91	(8)	37
International Small-Mid Cap Fund	713	194	46	(27)	834	82	(5)	23
Non-U.S. Intrinsic Value Fund	1,741	669	322	(68)	2,020	217	(22)	232
Avantis Core Fixed Income Fund	3,998	742	1,707	21	3,054	364	(33)	127
High Income Fund	1,007	132	346	(2)	791	93	(4)	49
Inflation-Adjusted Bond Fund	363	46	133	20	296	27	(13)	6
Emerging Markets Debt Fund	536	62	177	11	432	48	(7)	17
Global Bond Fund	1,474	193	549	30	1,148	131	(22)	36
	$41,998	$10,994	$7,213	$(600)	$45,179	3,195	$(102)	$1,757
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.